AAD GEM-3 Phase 3 Data Conference Call © Copyright 2022 Krystal Biotech, Inc. All rights reserved. Exhibit 99.1

This presentation contains forward-looking statements that involve substantial risks and uncertainties. Any statements in this presentation about future expectations, plans and prospects for Krystal Biotech, Inc. (the “Company”), including but not limited to statements about the development of the Company’s product candidates, such as the future development or commercialization of B-VEC (beremagene geperpavec), and the Company’s other product candidates; conduct and timelines of preclinical and clinical trials, the clinical utility of B-VEC and the Company’s other product candidates; plans for and timing of the review of regulatory filings, efforts to bring B-VEC and the Company’s other product candidates to market; the market opportunity for and the potential market acceptance of B-VEC; plans to pursue research and development of product candidates and the Company’s technology; the sufficiency of the Company’s existing cash resources; and other statements containing the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “target”, “potential”, “likely”, “will”, “would”, “could”, “should”, “continue” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the content and timing of decisions made by the U.S. Food and Drug Administration, European Medicines Agency and other regulatory authorities; the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials; whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials; uncertainties associated with regulatory review of clinical trials and applications for marketing approvals; the availability or commercial potential of product candidates; the ability to retain and hire key personnel; the sufficiency of cash resources and need for additional financing; and such other important factors as are set forth in the Company’s annual and quarterly reports and other filings on file with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Forward looking statements © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Agenda 1 Introductory Comments Krish Krishnan – Chairman and CEO 2 DEB Background and GEM-3 Results (AAD Late-Breaking Presentation) Dr. Hubert Chen – SVP, Clinical Development 3 Market Opportunity and Commercial Preparations Andy Orth – Chief Commercial Officer 4 Closing and Q&A Krish Krishnan – Chairman and CEO © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Krystal Biotech: Bringing Transformative, Redosable Gene Therapies to Underserved Patient Populations

- Leader in the science of redosable gene therapies – powered by proprietary HSV-1 vector technology
- Initial focus on rare dermatologic diseases established clinical POC and a broad pipeline
- Fully integrated, commercial-ready/pivotal gene therapy company
- Expanded focus on larger indications, new tissue types and alternative routes of administration
- Well funded with cash of $502.5 million[1], providing runway through multiple clinical and commercial milestones

1. Cash position as of December 31, 2021

© Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Krystal | 4

Lead Program: B-VEC (beremagene geperpavec) for DEB

A Topical Redosable Gene Therapy Designed to Treat Dystrophic EB

Topically applied B-VEC gel designed to induce local COL7 expression and molecular correction

Topline Phase 3 data announced in Nov 2021; Detailed data presented at AAD in March 2022

> 2,500 patients diagnosed across the US, Europe and ROW[1]

Global commercial & medical teams with deep expertise in rare diseases

1. Internal data on file

United States — **BLA filing in 2Q22**

- Orphan Drug Designation
- Rare Pediatric Disease Designation
- Regenerative Medicine Advanced Therapy (RMAT) designation
- Fast Track Designation

Europe — **MAA filing in 2H22**

- Orphan Drug Designation
- PRIority MEdicines (PRIME) Designation

Japan + Other — **Evaluate path forward in other markets**

Japan in progress

Known patient populations in rest-of-world (i.e., China)

Evaluating approaches in these markets

© Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Krystal | 5

Dr. Hubert Chen SVP, Clinical Development © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Dystrophic Epidermolysis Bullosa and B-VEC

- Dystrophic epidermolysis bullosa (DEB) is a serious, ultra-rare genetic blistering disease caused by mutations in the *COL7A1* gene which lead to skin fragility and wounds[1-3]
  - Patients with DEB are at increased risk for serious complications, including aggressive squamous cell carcinoma[4-6]; management is currently supportive in nature[7,8]
- Beremagene geperpavec (B-VEC) is an investigational HSV-1-based topical, redosable gene therapy designed to restore functional COL7 protein by delivering the *COL7A1* gene
  - B-VEC utilizes a differentiated HSV-1 vector platform that allows for episomal delivery, high payload capacity, tropism for skin cells, and evades the immune system enabling repeat delivery


B-VEC
1
B-VEC enters the compromised skin of DEB patients and transduces both keratinocytes and fibroblasts
2
Nucleus
Once in the nucleus of transduced cells the vector genome is deposited (episomally)
3
COL7 transcripts
COL7 protein
As a result, *COL7A1* transcripts are generated, allowing the cell to produce and secrete functional COL7 protein
4
Anchoring fibrils
The secreted COL7 protein assembles into anchoring fibrils which hold the epidermis and dermis together
Keratinocyte (or Fibroblast) Cell

1. Fine J-D, et al. *J Am Acad Dermatol*. 2014;70(6):1103-1126; 2. Fine J-D. *JAMA Dermatol*. 2016;152(11):1231-1238; 3. Bardhan A, et al. *Nat Rev Dis Primers*. 2020 Sep 24;6(1):78; 4. Condorelli A, et al. *Int J Mol Sci*. 2019;20(22):5707; 5. Montaudié H, et al. *Orphanet J Rare Dis*. 2016;11(1):117; 6. Fine J-D, Mellerio JE. *J Am Acad Dermatol*. 2009;61:367-384; 7. Denyer J, et al. Accessed March 16, 2022. https://www.woundsinternational.com/download/resource/5921; 8. Bruckner AL, et al. *Orphanet J Rare Dis*. 2020;15(1):1.

B-VEC, beremagene geperpavec; COL7, type VII collagen; *COL7A1*, collagen type VII alpha 1 chain; DEB, dystrophic epidermolysis bullosa; HSV-1, herpes simplex virus type 1

7

GEM-3 Study Design

- GEM-3 (NCT04491604) is a Phase 3, multicenter, randomized, double-blind, placebo-controlled intra-patient study evaluating the efficacy and safety of B-VEC in patients with DEB



31 Patients Enrolled
Age ≥ 6 months
Genetically confirmed DEB
Two cutaneous wounds similar in size, appearance, and anatomical regions
Primary Wound Pair
B-VEC
Placebo
Randomized, double-blind 6-month treatment period
Once weekly treatment until wound closure; treatment resumed if wound reopened
30-day safety period
Open-label extension period
Dosing continues after safety period
Secondary Wounds
B-VEC
Open-label 6-month treatment period
Remaining weekly dose used to treat up to four secondary wounds
Primary Efficacy Endpoint
Complete wound healing* at Weeks 22 & 24 or Weeks 24 & 26 (6 months)
Secondary Efficacy Endpoints
Complete wound healing* at Weeks 8 & 10 or Weeks 10 & 12 (3 months)
Mean change in pain severity associated with wound dressing changes

*Complete wound healing defined as 100% wound closure from exact wound area at baseline, specified as skin re-epithelialization without drainage

B-VEC, beremagene geperpavec; DEB, dystrophic epidermolysis bullosa

8

Patient Disposition 31 patients were randomized and made up the intent-to-treat (ITT) population used for all primary and secondary efficacy analyses The safety population was the same as the ITT population and used for all safety analyses Three patients withdrew from the study for nondrug-related reasons B-VEC, beremagene geperpavec; ITT, intent-to-treat 31 patients screened and enrolled 30 patients completed through Week 12 One primary wound pair per patient randomized 1:1 28 patients completed through Week 26 1 withdrawal after Week 6 31 primary wounds received B-VEC 31 primary wounds received placebo 1 withdrawal after Week 12 1 withdrawal after Week 24 9

Baseline Demographics and Clinical Characteristics *In a small number of patients, the pre-defined threshold values for wound area/size category fell in between the size of the two wounds B-VEC, beremagene geperpavec; DDEB, dominant dystrophic epidermolysis bullosa; RDEB, recessive dystrophic epidermolysis bullosa; SD, standard deviation Total patients (n=31) Age, years Mean (SD) 17.2 (10.7) Range 1 – 44 Age category, n (%) ≤12 years 10 (32.3) >12 and ≤18 years 9 (29.0) >18 years 12 (38.7) Sex, n (%) Male 20 (64.5) Female 11 (35.5) Race, n (%) White 20 (64.5) Asian 6 (19.4) American Indian or Alaska Native 5 (16.1) Total patients (n=31) Genotype, n (%) DDEB 1 (3.2) RDEB 30 (96.8) Primary wound B-VEC (n=31) Placebo (n=31) Wound area/size, cm2 Mean (SD) 14.4 (12.7) 15.6 (12.1) Range 2.3 – 57.3 2.3 – 51.5 Wound area/size category*, n (%) <20 cm2 23 (74.2) 22 (71.0) 20 - <40 cm2 6 (19.4) 8 (25.8) 40 – 60 cm2 2 (6.5) 1 (3.2) 10

Significantly Greater Complete Wound Healing with B-VEC Treatment



Proportion of Primary Wounds with Complete Wound Healing in the ITT Population (n= 31)
80%
70%
60%
50%
40%
30%
20%
10%
0%
B-VEC
Placebo
67.4%
21.6%
70.3%
20.0%
45.8% absolute difference (95% CI 23.6 – 68.0%) p < 0.005
50.3% absolute difference (95% CI 28.7 – 72.0%) p < 0.005
6 Months (Primary Endpoint)
3 Months (Key Secondary Endpoint)

- The proportion of primary wounds with complete wound healing was significantly greater with B-VEC than placebo at both 3- and 6-month timepoints ($p < 0.005$)
- In the patient with DDEB, primary endpoint of complete wound healing at 6 months was achieved by the B-VEC treated wound, but not by the placebo treated wound
- At 6 months, 15 of 17 discordant pairs showed response to B-VEC but not placebo
  - Discordant pair defined as when one wound meets complete wound healing responder definition and other does not

Data as of database lock on 19Nov2021; data in figure based on ITT population (imputed); p-values and CIs are based on exact McNemar's test
B-VEC, beremagene geperpavec; CI, confidence interval; DDEB, dominant dystrophic epidermolysis bullosa; ITT, intent-to-treat

11

Primary Wound Pairs (15 – 30 cm2) at Baseline and 6 Months Baseline 6 Months Baseline 6 Months Patient A Knee Patient A Knee Patient B Lower abdomen Patient B Sternum Patient C Lower trapezius Patient C Upper paraspinal B-VEC, beremagene geperpavec 12 B-VEC Placebo

Treatment with B-VEC Demonstrated Durability of Response

- 49.7% of B-VEC treated wounds compared to 7.1% of placebo treated wounds demonstrated durability of response, defined as wounds that met complete wound healing at both 3 months (key secondary endpoint) and 6 months (primary endpoint)
- Nearly half of all B-VEC treated wounds demonstrated complete wound healing for three consecutive visits

	Responder, n (%)		Absolute Difference, % (95% CI)
	B-VEC (n=31)	Placebo (n=31)	
Durability of response†	15.4 (49.7)	2.2 (7.1)	42.6 (22.6, 62.6)
Complete wound healing			
Weeks 8, 10, and 12	14.8 (47.7)	5.1 (16.5)	31.3 (10.6, 51.9)
Weeks 22, 24, and 26	13.4 (43.2)	2.0 (6.5)	36.8 (19.8, 53.7)

†Durability of response was defined as meeting the responder definition for complete wound healing both at 3 months (Weeks 8 & 10 or Weeks 10 & 12) and at 6 months (Weeks 22 & 24 or Weeks 24 & 26)
Percentages are based on the number of subjects in the intent-to-treat (ITT) population; CIs are based on McNemar's test
Missing endpoint data were imputed assuming the data are missing at random and using multiple imputation methodology

- Of the total B-VEC wounds closed at 3 months, 66.7% (14/21) of B-VEC-treated wounds were also closed at 6 months, as compared to 33.3% (2/6) for placebo treated wounds (p=0.02)

Data as of database lock on 19Nov2021
B-VEC, beremagene geperpavec; CI, confidence interval

13

© Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Consistent Evidence of a Treatment Response with B-VEC Across Subgroups Treatment response was in favor of B-VEC for all gender, age, and wound area/size subgroups, however the individual subgroups were not powered to demonstrate statistical significance Data as of database lock on 19Nov2021; data in figures based on ITT population (imputed); p-values and CIs are based on exact McNemar’s test; gender and age subgroups were pre-specified B-VEC, beremagene geperpavec; CI, confidence interval; ITT, intent-to-treat Favors B-VEC Favors placebo Gender Male (n=20) Female (n=11) ≤12 years (n=10) >12 and ≤18 years (n=9) >18 years (n=12) Absolute Difference, % (95% CI) Complete Wound Healing at 6 Months by Gender and Age Subgroups Age Baseline primary wound area/size category* B-VEC Placebo N Complete wound healing at 6 months, n (%) N Complete wound healing at 6 months, n (%) <20 cm2 23 14 (60.9) 22 5 (22.7) 20 - <40 cm2 6 4 (66.7) 8 1 (12.5) 40 – 60 cm2 2 1 (50.0) 1 0 (0) *In a small number of patients, the pre-defined threshold values for wound area/size category fell in between the size of the two wounds Complete Wound Healing at 6 Months by Baseline Primary Wound Area/Size Category 14

Pain and PRO Assessments Demonstrated Improvement Consistent with a Wound Healing Response

- Baseline VAS score of enrolled patients were approximately 2 to 3 on average
- A trend towards decreased pain in B-VEC treated versus placebo treated wounds was observed across Weeks 22, 24, and 26; improvement in pain was consistent with wound healing
- PRO measures (EQ-5D-5L and Skindex-29) assessed before and after treatment with B-VEC demonstrated improvement across multiple domains directionally, consistent with a wound healing response

Change from Baseline in Pain following B-VEC Treatment



Least Square Mean Difference in Visual Analog Scale
0
-0.2
-0.4
-0.6
-0.8
-1
-1.2
-1.4
-1.6
-1.8
-0.61
-0.88
-0.56
p = 0.02
p = 0.06
p = 0.07
Week 22
Week 24
Week 26

Change from baseline in pain severity associated with wound dressing changes, as measured by Visual Analog Scale, at Weeks 22, 24, and 26 for the ITT population, ages 6 and above
Least square mean difference, 95% CI (shown as error bars), and p values were generated from analysis of covariance linear model with treatment and subject as the fixed effects and the baseline value as the covariate and change from baseline as the dependent variable

Data as of database lock on 19Nov2021
B-VEC, beremagene geperpavec; ITT, intent-to-treat; PRO, patient reported outcomes; VAS, Visual Analog Scale

15

B-VEC was Generally Well-Tolerated Total Patients (n=31) Total number of adverse events (AEs) 45 Patients with ≥ 1 AE, n (%) 18 (58.1) Serious AEs 3 (9.7) Severe AEs 2 (6.5) Drug-related AEs 1 (3.2) AE leading to treatment discontinuation 0 (0) Death 0 (0) Data as of database lock on 19Nov2021 AEs, adverse events; B-VEC, beremagene geperpavec; COL7, type VII collagen; HSV-1; herpes simplex virus type 1; SAEs, serious adverse events The majority of AEs were mild; there were no AEs leading to treatment discontinuation or death One AE, mild erythema, was considered possibly related to study drug as assessed by the investigator Three patients experienced a total of 5 SAEs during the study: cellulitis, anemia (2 events), diarrhea, and positive blood culture None were considered related to study drug No clinically significant immunologic reactions were reported during the study Treatment response to B-VEC was not associated with HSV-1 serostatus at baseline or with COL7 seroconversion 16

Andy Orth Chief Commercial Officer © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Dystrophic EB Patient Population and B-VEC Opportunity

~9,000 patients across global reimbursable markets


3K
3K
ROW
3K

Dystrophic EB represents a >$500M Global Market

- Genetic prevalence suggests ~3,000 patients in the US
  - Initial claims data mining points to >1,000 known patients diagnosed with DEB in the US and >2500 patients worldwide
- Payer mix expected to be ~80% commercially insured in the US
- Palliative care alone costs the healthcare system $200,000-$400,000 today
- B-VEC vial pricing to be informed by significant variability in patient level vial consumption; driven by disease severity and duration of treatment
- Patient costs (vial consumption) to the payer expected to decrease over time until they reach steady state. Proactively partnering with US payers for budget predictability

B-VEC is an investigational therapy being studied in clinical trials

© Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Krystal | 18

Preparing for U.S. Launch Education Patient and Caregiver facing Community Educational Liaisons in the field Health Care Professional and Patient focused Disease State Awareness programming underway Medical Affairs Key Opinion Leader engagement underway Payer education and engagement Initial Launch Focused on >1,000 patients identified by claims database analytics Primarily treating more severe patients at Centers of Excellence Access to treatment at convenient sites of care Longer-term Launch Identifying and educating HCPs and patients in order to identify remaining Dystrophic EB patient population Patient finding activities - focusing on individuals currently not diagnosed or with localized -to-moderate diagnosis Drive patient disease awareness via sponsored genetic testing and disease education Internal Preparation Profiling HCPs to ensure we know where the patients are and raise awareness/educate Laying groundwork for site-of-care strategy (goal to allow patients to get treatment in their own zip code) Building experienced team with strong culture Krystal Connect– our patient services and reimbursement hub Pre-Launch Preparations Launch © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

No-charge genetic testing program available to eligible U.S. residents who are suspected of having EB and have not yet been genetically confirmed  Comprehensive testing panel to identify Dystrophic EB or conditions with similar phenotypes, including other EB types and some non-EB genetic blistering conditions Excellent EB community response to date Launched Decode DEB™ in October 2021 – Getting the Right Diagnosis © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

DEB Disease Awareness Update DEBFacts Web Sites Launched early 2022 DEB Caused by COL7 Dysfunction Importance of accurately diagnosing DEB Patients Every Wound Matters/Has Consequences DDEB RDEB For internal use only >1,000 visits since launch. Media investment and other websites traffic drivers launching early Q2

Medical affairs booth focused on disease state and Krystal Biotech awareness, highlighting: Patient journey cases Decode DEB genetic testing program Mechanism of disease and mechanism of action animations/videos Pipeline and clinical trial information Engaging HCPs serving the dystrophic EB community Better understand practice dynamics, patient unmet needs, and dystrophic EB landscape Highlight Krystal scientific research Proactive Education at American Academy of Dermatology Learn More About Dystrophic Epidermolysis Bullosa (DEB) © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Significantly Expanding In-house Manufacturing Capacity and Expertise

Existing ANCORIS Facility


Facility operational
Ancoris

- ~10,000 sq ft GMP facility
- Process validation batches complete
- Designed to support B-VEC launch in U.S. and Europe+
- Comfortably within biologics gross margin range

New ASTRA Facility


ASTRA
Operational in 2022
Size: ~150,000 sq. ft.

- ~150,000 sq ft GMP facility
- Operational in 2022
- Introduces Automation
- Transition B-VEC commercial material to this facility eventually

© Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Krystal | 23

Krish Krishnan Chairman and CEO © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Key Takeaways B-VEC full Phase 3 data is compelling Well-prepared to bring B-VEC to the DEB community Robust upcoming catalysts for B-VEC and pipeline Redosable gene delivery technology/platform has broad potential © Copyright 2022 Krystal Biotech, Inc. All rights reserved.

Upcoming Milestones

Timing	Program	Event
2Q22	B-VEC for Dystrophic EB	Present more detailed GEM-3 safety results at SID (May 18-21)
2Q22	B-VEC for Dystrophic EB	File BLA with U.S. FDA
2Q22	KB407 for cystic fibrosis	Initiate Phase 1 clinical trial in Australia
2H22	B-VEC for Dystrophic EB	Fila MAA with EMA
2H22	KB407 for cystic fibrosis	File IND / Initiate clinical trial in U.S.
2022	KB105 for TGM1-ARCI	Initiate dosing in next Phase 1/2 cohort
2022	KB104 for Netherton	File IND and initiate clinical trial
4Q22	KB301 for aesthetic indications	Initiate one or more Phase 2 trials in aesthetic skin indications

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Krystal | 26

Questions & Answers © Copyright 2022 Krystal Biotech, Inc. All rights reserved.